Exhibit 10.1

Exhibit G

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of [●], 2026, by and among Vireo Growth Inc., a British Columbia corporation (the “Parent”), and the stockholders of Eaze Inc., a Delaware corporation (the “Company”), signatory hereto (each a “Stockholder” and collectively, the “Stockholders”), in connection with the Agreement and Plan of Merger, dated as of December [●], 2025 (as the same may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Parent, Simple Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Company and FoundersJT LLC, solely in its capacity as representative, agent and attorney-in-fact of the Stockholders (the “Stockholder Representative”).

NOW THEREFORE IN CONSIDERATION of the mutual covenants contained in this Agreement and the Merger Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent and each of the Stockholders agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. Notwithstanding the foregoing, as used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 8.

“Controlling Person” means any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a "controlling person" (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act).

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Indemnified Party” has the meaning set forth in Section 4(c).

“Indemnifying Party” has the meaning set forth in Section 4(c).

“Losses” has the meaning set forth in Section 4(a).

“Parent Shares” means the Subordinate Voting Shares issued to the Stockholders pursuant to the Merger Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” has the meaning set forth in Section 1(a).

“Piggyback Registration Statement” has the meaning set forth in Section 1(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Piggyback Shelf Takedown” has the meaning set forth in Section 1(a).

“Principal Market” means the Trading Market on which the Subordinate Voting Shares are primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Canadian Securities Exchange.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Parent Shares issuable to Stockholders pursuant to the Merger Agreement, and (ii) any securities issued or issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided that, with respect to a particular Stockholder, such Stockholder’s Parent Shares shall cease to be Registrable Securities upon becoming eligible for resale by the Stockholder under Rule 144 as determined by counsel to the Parent.

“Registration Statements” means any one or more registration statements of the Parent filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Restricted Periods” means the restricted periods set out in the Lock-Up Agreements during which times the applicable Parent Shares restricted during such applicable time will not be transferable by the Stockholder without the prior written consent of the Parent.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire related to the registration of the Parent Shares in a form provided by the Parent to the Stockholder.

“Subordinate Voting Shares” means the Subordinate Voting Shares in the authorized share structure of the Parent and any securities into which such Subordinate Voting Shares may hereinafter be reclassified.

“Trading Day” means (i) a day on which the Subordinate Voting Shares are listed or quoted and traded on its Principal Market, or (ii) if the Subordinate Voting Shares are not listed on its Principal Market, a day on which the Subordinate Voting Shares are traded on a Trading Market, or (iii) if the Subordinate Voting Shares are not listed on any Trading Market, a day on which the Subordinate Voting Shares are quoted on the OTCQX, OTCQB or Pink Market over-the-counter markets; provided, that in the event that the Subordinate Voting Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the Canadian Securities Exchange, the Toronto Stock Exchange, the TSX Venture Exchange, the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or other stock exchange on which the Subordinate Voting Shares are listed or quoted for trading on the date in question.

ARTICLE II
REGISTRATION RIGHTS

1.              Piggyback Registration

(a)            Following the expiration of the applicable Restricted Period with respect to the applicable Parent Shares issued to Stockholders pursuant to the Merger Agreement, whenever the Parent proposes to register the offer and sale of any Parent Shares under the Securities Act (other than (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Parent pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) pursuant to a registration statement filed in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Parent and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Parent shall give prompt written notice (in any event no later than fifteen (15) days prior to the filing of such registration statement) to the holders of Registrable Securities (by way of written notice to the Stockholder Representative) of its intention to effect such a registration and, subject to Section 1(b) and Section 1(c), shall include in such registration all Registrable Securities that are not then subject to a Restricted Period with respect to which the Parent has received written requests for inclusion from the holders of such Registrable Securities within ten (10) days after the Parent’s notice has been sent to the Stockholder Representative. If any Piggyback Registration Statement pursuant to which holders of Registrable Securities have registered the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), such holder(s) shall have the right, but not the obligation, to be notified of (through notice to the Stockholder Representative) and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(b)            If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Parent and the managing underwriter advises the Parent and the holders of Registrable Securities (if any holders of Registrable Securities that are not then subject to a Restricted Period have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of Parent Shares proposed to be included in such registration or takedown, including all Registrable Securities that are not then subject to a Restricted Period and all other Parent Shares proposed to be included in such underwritten offering, exceeds the number of Parent Shares which can be sold in such offering and/or that the number of Parent Shares proposed to be included in any such registration or takedown would adversely affect the price per share of the Parent Shares to be sold in such offering, the Parent shall include in such registration or takedown (i) first, the Parent Shares that the Parent proposes to sell; and (ii) second, the Parent Shares requested to be included therein by the holders of Registrable Securities that are not then subject to a Restricted Period and holders of Parent Shares other than holders of Registrable Securities that are not then subject to a Restricted Period, allocated pro rata among all such holders on the basis of the number of Registrable Securities that are not then subject to a Restricted Period and the number of Parent Shares other than Registrable Securities that are not then subject to a Restricted Period (on a fully diluted, as converted basis), as applicable, owned by all such holders or in such manner as they may otherwise agree.

(c)            If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Parent Shares other than Registrable Securities, and the managing underwriter advises the Parent in writing that in its reasonable and good faith opinion the number of Parent Shares proposed to be included in such registration or takedown, including all Registrable Securities that are not then subject to a Restricted Period and all other Parent Shares proposed to be included in such underwritten offering, exceeds the number of Parent Shares which can be sold in such offering and/or that the number of Parent Shares proposed to be included in any such registration or takedown would adversely affect the price per share of the Parent Shares to be sold in such offering, the Parent shall include in such registration or takedown (i) first, the Parent Shares requested to be included therein by the holder(s) requesting such registration or takedown; and (ii) second, the Registrable Securities that are not then subject to a Restricted Period requested by the holders of Registrable Securities that are not then subject to a Restricted Period and the Parent Shares requested to be included therein by other holders of Parent Shares, allocated pro rata among all such holders on the basis of the number of Parent Shares other than the Registrable Securities that are not then subject to a Restricted Period (on a fully diluted, as converted basis) and the number of Registrable Securities that are not then subject to a Restricted Period, as applicable, owned by all such holders or in such manner as they may otherwise agree.

(d)            If any Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Parent, the Parent shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)            Each Stockholder agrees to furnish to the Parent a completed Selling Stockholder Questionnaire. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Parent will notify the Stockholder Representative (or, if the Parent has been provided the email address of the Stockholder, at that email address) of the information the Parent requires from the applicable Stockholder including the information contained in the Selling Stockholder Questionnaire, which shall be completed and delivered to the Parent promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Stockholder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Stockholder has returned to the Parent a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Stockholder holding Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Parent shall use its commercially reasonable efforts to take such actions as are required to name such Stockholder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Stockholder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 1(c) will be used by the Parent in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

2.              Registration Procedures

If the Parent elects to undertake any registration hereunder:

(a)            The Parent shall, not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than two (2) Trading Day prior to the filing of any amendment or supplement thereto, (i) furnish to the Stockholder via electronic mail address at the address noted on the latest Selling Stockholder Questionnaire or supplement thereto (if any) received by the Parent (or if none, the contact information of the Stockholder Representative) copies of such Registration Statement or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Stockholder with respect to information that pertains to the Stockholders as “Selling Stockholders” or the “Plan of Distribution” (it being acknowledged and agreed that if a Stockholder does not object to the aforementioned documents within such five (5) Trading Day or two (2) Trading Day period, as the case may be, then the Stockholder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Parent, to conduct a reasonable investigation within the meaning of the Securities Act. The Parent shall consider in good faith a Stockholder’s reasonable objections to the form of any Registration Statement or amendment or supplement thereto, provided that, the Parent is notified of such objection in writing within the five (5) Trading Day or two (2) Trading Day period described above, as applicable.

(b)            (i) The Parent shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities until two years following the expiration of the last Restricted Period (or, if sooner, the time when the Stockholders have sold or otherwise no longer hold any Registrable Securities) (the “Effectiveness Period”); (ii) the Parent shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) the Parent shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Stockholders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement solely to the extent that such correspondence pertains to the Stockholders as “Selling Stockholders” but shall not be required to provide any comments or other correspondence that would result in the disclosure to the Stockholders of material non-public information concerning the Parent; and (iv) the Parent shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Stockholders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Stockholder shall be responsible for the delivery of the Prospectus to the Persons to whom such Stockholder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Stockholder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

(c)            The Parent shall notify the Stockholders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend, subject to the limitations on suspensions set forth in Section 2(d), the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Parent whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on any Registration Statement (in which case the Parent shall provide to each of the Stockholders true and complete copies of all comments that pertain to the Stockholders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Parent believes would constitute material non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Stockholders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose; (iv) of the receipt by the Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Parent that the Parent believes may be material and that, in the determination of the Parent, makes it not in the best interest of the Parent to allow continued availability of a Registration Statement or Prospectus, provided that the Parent shall not disclose the content of any of any material non-public information to the Stockholders.

(d)            The Parent shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)            The Parent shall, if requested by a Stockholder, furnish to such Stockholder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that the Parent shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

(f)            The Parent shall, prior to any resale of Registrable Securities by a Stockholder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Stockholders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Stockholder under the securities or Blue Sky laws of such jurisdictions within the United States as any Stockholder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Parent shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Parent to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)            If requested by a Stockholder, the Parent shall cooperate with the Stockholders to facilitate the timely preparation and delivery of certificates or other evidence representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or other evidence shall be free, to the extent permitted by the Merger Agreement, the Lock-Up Agreements and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Stockholders may reasonably request.

(h)            The Parent shall, following the occurrence of any event contemplated by Section 2(c), as promptly as reasonably practicable (taking into account the Parent’s good faith assessment of any adverse consequences to the Parent and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)            The Parent may require each selling Stockholder to furnish to the Parent a certified statement as to (i) the number of Subordinate Voting Shares beneficially owned by such Stockholder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Subordinate Voting Shares and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission.

(j)            The Parent agrees to promptly deliver to each Stockholder, without charge, a reasonable number of copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto. The Parent hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. Each Selling Stockholder agrees to sell its shares in the manner described in the applicable Registration Statement under the section “Plan of Distribution.”

(k)            If requested by a Stockholder, the Parent shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such material information as the Parent reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Parent has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(l)            The Parent shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172, notify the Stockholders promptly if the Parent no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

3.              Registration Expenses. All fees and expenses incident to the Parent’s performance of or compliance with its obligations under this Agreement (excluding (x) any brokerage fees or commissions and (y) all legal fees and expenses of legal counsel for any Stockholder) shall be borne by the Parent whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Subordinate Voting Shares are then listed for trading, and (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Parent in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such U.S. jurisdictions as reasonably requested by the Stockholders), (ii) printing expenses, (iii) fees and disbursements of counsel for the Parent, and (iv) fees and expenses of all other Persons retained by the Parent in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Parent shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Parent be responsible for any underwriting, broker or similar fees or commissions of any Stockholder or, except to the extent provided for herein, any legal fees or other costs of the Stockholders.

4.              Indemnification.

(a)            Indemnification by the Parent. The Parent shall indemnify, defend and hold harmless each Stockholder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such Controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Parent of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage, liability, except to the extent, but only to the extent, that (A) such untrue statements, omissions or alleged omissions are based solely upon information regarding such Stockholder furnished in writing to the Parent by such Stockholder expressly for use therein, or to the extent that such information relates to such Stockholder or such Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 2(c)(iii)-(vi), related to the use by a Stockholder of an outdated or defective Prospectus after the Parent has notified such Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Stockholder of the Advice contemplated and defined in Section 8 below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Stockholder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The indemnification provided for under this Section 4(a) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Controlling Person of such indemnified party and shall survive the transfer of the Registrable Securities by the Stockholders pursuant to Section 12. The indemnity set forth in this Section 4(a) shall be in addition to any liability the Parent may otherwise have.

(b)            Indemnification by Stockholders. Each Stockholder shall, severally and not jointly, indemnify and hold harmless the Parent, its directors, officers, agents and employees, each Person who controls the Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such Controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding such Stockholder furnished in writing to the Parent by such Stockholder expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Section 2(c)(iii)-(vi), to the extent related to the use by such Stockholder of an outdated or defective Prospectus after the Parent has notified such Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Stockholder of the Advice contemplated in Section 8, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 4) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 4, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

5.            Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Parent to the public without registration, the Parent shall:

(a)            use reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

(b)            use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Parent under the Securities Act and the Exchange Act, at any time after the date hereof; and

(c)            furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Parent as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Parent, and such other reports and documents so filed or furnished by the Parent as such holder may reasonably request that are required in connection with the sale of Registrable Securities without registration.

ARTICLE III
MISCELLANEOUS

6.              Remedies. In the event of a breach by the Parent or by a Stockholder of any of their obligations under this Agreement, each Stockholder or the Parent, as the case may be, in addition to being entitled to exercise all rights granted under this Agreement, will be entitled to specific performance of its rights under this Agreement. The Parent and each Stockholder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

7.              Compliance. Each Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

8.              Discontinued Disposition. By its acquisition of Registrable Securities, each Stockholder agrees that, upon receipt of a notice from the Parent of the occurrence of any event of the kind described in Section 2(b)(iii)-(vi), such Stockholder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Parent that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Parent shall be entitled to suspend the availability of a Registration Statement and Prospectus for a period not to exceed twenty (20) consecutive calendar days or forty (40) calendar days (which need not be consecutive days) in any twelve (12) month period.

9.               No Inconsistent Agreements. Neither the Parent nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Parent or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof.

10.            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Parent and Stockholders holding a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Stockholders and that does not directly or indirectly affect the rights of other Stockholders may be given by Stockholders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Stockholder or group of Stockholders who have comparable rights under this Agreement disproportionately to the other Stockholders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Stockholder(s) so adversely affected.

11.            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Merger Agreement.

12.            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Stockholder; provided, however, the rights under this Agreement shall not be assignable if the Registrable Securities are transferred pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Parent may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Parent’s assets) or obligations hereunder without the prior written consent of all the Stockholders of the then outstanding Registrable Securities. Each Stockholder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Merger Agreement; provided in each case that (i) the Stockholder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Parent within a reasonable time (not to exceed ten (10) calendar days) after such assignment, (ii) the Parent is, within a reasonable time (not to exceed ten (10) calendar days) after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Parent received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Parent to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and executes and delivers any certificates or other documentation evidencing this fact to the Parent.

13.            Execution and Counterparts. This Agreement may be executed electronically (including by Docusign or similar service) and in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature were the original thereof.

14.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the laws of the State of Delaware.

15.            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

16.            Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

17.            Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder hereunder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder hereunder. The decision of each Stockholder to purchase the Securities has been made independently of any other Stockholder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Stockholder pursuant hereto or thereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder acknowledges that no other Stockholder has acted as agent for such Stockholder in connection with making its investment hereunder and that no Stockholder will be acting as agent of such Stockholder in connection with monitoring its investment in the Parent’s securities or enforcing its rights hereunder. Each Stockholder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any Proceeding for such purpose. The Parent acknowledges that each of the Stockholders has been provided with the same investor rights agreement for the purpose of closing a transaction with multiple Stockholders and not because it was required or requested to do so by any Stockholder.

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IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

VIREO GROWTH INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

AUTHORIZED SIGNATORY

By:
Name:
Title:

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